UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: March 5, 2014


                                   30DC, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                     000-30999                 16-1675285
-----------------------------  ----------------------   ------------------------
(State or other jurisdiction    (Commission File             (IRS Employer
    of incorporation)                Number)              Identification Number)


                 80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 962-4400
            --------------------------------------------------------
               Registrant's telephone number, including area code


            --------------------------------------------------------
         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
------------------------------------------------------------

On March 5, 2014, 30DC, Inc. ("the Company") entered into a Settlement Agreement and Mutual Release ("the Settlement Agreement") with Raine Ventures, LLC. Mr. Dan Raine, the VP of Business Development of the Company, is the Chief Executive Officer of Raine Ventures, LLC ("Raine Ventures"). Raine Ventures, prior to the transaction held 12.08% of the Company's issued and outstanding common stock.

On July 15, 2009, the Company completed the acquisition of Immediate Edge, which it acquired from Dan Raine in exchange for 600,000 shares of the Company's restricted common stock. Immediate Edge has operated as a business division of the Company since the acquisition. Dan Raine also received 200,000 shares as a founder of the Company and the remaining shares were a result of the 13.2 share exchange ration as part of a reverse business combination with Infinity Capital Group in September 2010.

Immediate Edge provides a subscription-based Internet education program offering high-end internet marketing instruction and strategies for online commerce practitioners. Such education includes advice on selling digital products and services, how to run membership sites, affiliate management systems, rewards programs and search engine optimization among other services. Immediate also generates revenue from standalone products and affiliate marketing of targeted third-party products to its customer base.

The Settlement Agreement, which has an effective date of February 28, 2014, provides for Raine Ventures to acquire the operations and certain assets, connected to the business operations of Immediate Edge. In return, Raine Ventures will return to the Company 10,560,000 shares of the common stock of the Company, which the Company intends to return to treasury. As a result of the transaction, Raine Ventures will no longer be a shareholder of the Company.

The assets and operations being divested have a book value at February 28, 2014 of approximately $204,000. As result of the transaction, the Company expects to recognize no gain or loss.

In addition, Raine Ventures' Contractor Agreement with the Company has been terminated.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.
-------------------------------------------

As a result of the divesture of Immediate Edge, discussed in Item 2.01, there was a resulting change in the ownership structure of the Company. As a result of the transaction, Raine Ventures, a greater than 10% shareholder, is returning 10,560,000 shares of our common stock to the Company to be cancelled and returned to treasury. After such cancelation, Raine Ventures is no longer a shareholder in the Company.


The beneficial owners of 5% or more of our stock and the holdings of our officers and directors are as listed in the following tables.


   NAME OF BENEFICIAL OWNER       NUMBER OF SHARES       PERCENT OF CLASS      NUMBER OF SHARES    PERCENT OF CLASS
                                   PRE-DIVESTURE          PRE-DIVESTURE         POST-DIVESTURE    POST-DIVESTURE (2)
                                                               (1)
------------------------------- --------------------- ----------------------- ------------------- --------------------
Edward Dale, Director,               20,036,440               22.92%              20,036,440             26.07%
President and CEO (Directly
and Beneficially through
Marillion Partnership)

Gregory H. Laborde, Director          3,507,250                4.01%               3,507,250              4.56%
(Beneficially through GHL
Group, Ltd.)

Theodore A. Greenberg, CFO,           2,680,770                3.03%               2,680,770              3.44%
Secretary and Director (3)

Pierce McNally, Director (4)            292,500                0.11%                 292,500              0.13%

Henry Pinskier, Director and          1,247,000                1.41%               1,247,000              1.60%
Chairman of the Board (5)

Jonathan Lint (Beneficially          13,487,363               15.43%              13,487,363             17.55%
through Netbloo Media, Ltd.)

Dan Raine (Beneficially              10,560,000               12.08%                  -0-                  -0-
through Raine Ventures, LLC)

All Directors and Executive
Officers as a Group (5               27,763,960               31.48%              27,763,960             35.80%
persons)
----------------------------

     (1) At February 28, 2014, the Company had 87,413,464 shares of its common stock issued and outstanding. The Company had 2,600,000 options issued and outstanding which were exercisable, but these options are not included in this calculation as the Company considers them to be "out of the money" and does not expect the status to change in the next 60 days.
     (2) After the return of the 10,560,000 shares, the Company will have 76,853,464 shares of its common stock issued and outstanding. The Company had 2,600,000 options issued and outstanding which were exercisable, 2,000,000 of these options are included in this calculation but 600,000 of these options are not included in this calculation as the Company considers them to be "out of the money" and does not expect the status to change in the next 60 days.
     (3) Mr. Greenberg's ownership total includes 1,000,000 options which were in the money and exercisable at February 28, 2014 and included in his percentage.
     (4) Mr. McNally's ownership total includes 192,500 options which were exercisable at February 28, 2014, but not in the money and not included in his percentage.
     (5) Mr. Pinskier's ownership total includes 1,000,000 options which were in the money and exercisable at February 28, 2014 and included in his percentage.

Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that the Company believes have a reasonable likelihood of being "in the money" within the next sixty days.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
--------------------------------------------------------------------------------

As a result of the transaction, Mr. Raine has resigned as the Company's VP of Business Development, effective February 28, 2014.

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 11, 2014, the Company issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     (B) PRO FORMA FINANCIAL INFORMATION. The following is a complete list of the pro forma financial statements filed as a part of this Report.

          Unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 2013.

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended December 31, 2013.

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 2013.

          Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations.

     (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.


          EXHIBIT
            NO.                        DESCRIPTION
          -------   ------------------------------------------------------------
            10.1    Settlement Agreement and Mutual Release, dated March 5, 2014
            99.1    Press Release dated March 11, 2014

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   30DC, INC.




                                 By:  /s/ Theodore A. Greenberg
                                    ------------------------------------------
                                    Theodore A. Greenberg,
                                    Chief Financial Officer


                                 Date: March 11, 2014

                                   30DC, INC.
                       INTRODUCTION TO PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


The following unaudited pro forma condensed consolidated financial statements give effect to the divestiture by 30DC, Inc. ("30DC" or "the Company") of its Immediate Edge business to Raine Ventures, LLC ("Raine"), in exchange for 30DC shares held by Raine, on March 5, 2014 ("Transaction"). Prior to the Transaction, Raine owned 10,560,000 30DC common shares which represented 12.08% of the outstanding common shares. Raine obtained a majority of its shares in exchange for the Immediate Edge business in July 2009 and this Transaction has Raine getting back the Immediate Edge business in return for its 30DC shares. The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the unaudited pro forma condensed combined financial statements.

PRO  FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated balance sheet removes amounts which were included for the Immediate Edge business which was divested by 30DC on March 5, 2014 and 10,560,000 common shares which were redeemed as part of the divestiture transaction. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2013 as if the transaction had occurred on that date and the unaudited pro forma condensed consolidated statements of operations for the six months ended December 31, 2013 and the year ended June 30, 2013 as if the transaction had occurred on the first day of each period presented removes amounts which had been included for the Immediate Edge Business which 30DC divested on March 5, 2014.

The unaudited pro forma condensed consolidated balance sheet and statements of operations should be read in conjunction with the historical financial statements of 30DC including Form 10-Q for the six months ending December 31, 2013 which was filed February 7, 2014 and Form 10-K for the year ended June 30, 2013 which was filed December 23, 2013. These unaudited pro forma condensed consolidated financial statements may not be indicative of what would have occurred if the Immediate Edge business had actually been divested on the indicated dates and should not be relied upon as an indication of future results of operations.

CONTRACT FOR SERVICES AGREEMENT

The Company and Raine were parties to a contract for services agreement, which included Dan Raine acting as Vice President for Business Development for the Company, which expired in July 2012 and was extended on a month to month basis under the same terms. Terms of the Transaction include the parties' agreement that neither has any remaining liability to the other party as a result of the contact for services agreement.

                                               30DC, INC. AND SUBSIDIARY
                                    Pro Forma Condensed Consolidated Balance Sheet
                                                   December 31, 2013
                                                       Unaudited
                                                                                   Pro Forma
                                                              As Filed            Adjustments            Pro Forma
                                                           ----------------    -------------------     --------------
ASSETS

Current Assets
         Cash and Cash Equivalents                         $       144,721     $             (875)     $     143,846
         Restricted Cash                                           187,609                                   187,609
         Accrued Commissions Receivable                              2,000                                     2,000
         Accounts Receivable                                       237,596                                   237,596
         Prepaid Expenses                                            8,138                 (3,928)             4,210
         Assets of Discontinued Operations                          89,833                                    89,833
                                                           ----------------    -------------------     --------------

                Total  Current Assets                              669,897                 (4,803)           665,094
                                                                                                                   -
Property and Equipment, Net                                         21,638                                    21,638
Intangible Assets, Net                                             253,000                                   253,000
Goodwill                                                         2,252,849               (225,285)         2,027,564
                                                           ----------------    -------------------     --------------

                Total Assets                               $     3,197,384     $         (230,088)     $   2,967,296
                                                           ================    ===================     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

         Accounts Payable                                  $       297,168                             $     297,168
         Accrued Expenses and Refunds                              673,636                 (6,919)           666,717
         Deferred Revenue                                          123,849                (15,014)           108,835
         Due to Related Parties                                    699,342                 (4,437)           694,905
         Liabilities of Discontinued Operations                    226,009                                   226,009
                                                           ----------------    -------------------     --------------

                Total Current Liabilities                        2,020,004                (26,370)         1,993,634
                                                           ----------------    -------------------     --------------

                Total Liabilities                                2,020,004                (26,370)         1,993,634
                                                           ----------------    -------------------     --------------

Stockholders' Equity

         Preferred Stock, Par Value $0.001,
          10,000,000 Authorized, -0- Issued                              -
         Common Stock, Par Value $0.001,
          100,000,000 authorized,
          76,853,464 pro forma issued and outstanding               87,413                (10,560)            76,853
         Paid in Capital                                         4,005,671               (193,158)         3,812,513
         Accumulated Deficit                                    (2,812,846)                               (2,812,846)
         Accumulated Other Comprehensive Loss                     (102,858)                                 (102,858)
                                                           ----------------    -------------------     --------------

                Total Stockholders' Equity                       1,177,380               (203,718)           973,662
                                                           ----------------    -------------------     --------------

Total Liabilities and Stockholders' Equity                 $     3,197,384     $         (230,088)     $   2,967,296
                                                           ================    ===================     ==============


     The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

                                           30DC, INC. AND SUBSIDIARY
                           Pro Forma Condensed Consolidated Statements of Operations
                                  For the Six Months Ended December 31, 2013
                                                   Unaudited
                                                                              Pro Forma
                                                           As Filed          Adjustments         Pro Forma
                                                       ------------------   ---------------     -------------
Revenue
        Commissions                                    $          32,285    $         (555)     $     31,730
        Subscription Revenue                                     193,580          (193,580)                -
        Products and Services                                  2,118,896                 -         2,118,896
                                                       ------------------   ---------------     -------------

                   Total Revenue                               2,344,761          (194,135)        2,150,626

Operating Expenses                                             2,119,702          (221,096)        1,898,606
                                                       ------------------   ---------------     -------------

Operating Income (Loss)                                          225,059            26,961           252,020

Other Income

        Forgiveness of Debt                                       93,513                 -            93,513
                                                       ------------------   ---------------     -------------

                   Total Other Income                             93,513                 -            93,513
                                                       ------------------   ---------------     -------------

Income (Loss) From Continuing Operations                         318,572            26,961           345,533

Income (Loss) From Discontinued Operations                        11,974                 -            11,974
                                                       ------------------   ---------------     -------------

Net Income (Loss)                                      $         330,546    $       26,961      $    357,507
                                                       ==================   ===============     =============

Weighted Average Common Shares Outstanding
Basic                                                         87,223,215       (10,560,000)       76,663,215
Diluted                                                       87,723,215       (10,560,000)       77,163,215
Earnings Per Common Share  (Basic)
     Continuing Operations                             $            0.00    $        (0.00)     $       0.00
     Discontinued Operations                                        0.00              0.00              0.00
Net Income (Loss) Per Common Share                     $            0.00    $        (0.00)     $       0.00

Earnings Per Common Share  (Diluted)
     Continuing Operations                             $            0.00    $        (0.00)     $       0.00
     Discontinued Operations                                        0.00              0.00              0.00
Net Income (Loss) Per Common Share                     $            0.00    $        (0.00)     $       0.00



     The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

                                                30DC, INC. AND SUBSIDIARY
                                Pro Forma Condensed Consolidated Statement of Operations
                                                Year Ended June 30, 2013
                                                        Unaudited


                                                                               Pro Forma
                                                              As Filed        Adjustments         Pro Forma
                                                            -------------    ---------------    ---------------
Revenue

        Commissions                                         $    255,374     $       (4,268)    $      251,106
        Subscription Revenue                                     516,867           (500,746)            16,121
        Products and Services                                    940,747               (241)           940,506
        Seminars and Mentoring                                   260,084                               260,084
                                                            -------------    ---------------    ---------------

                  Total Revenue                                1,973,072           (505,255)         1,467,817

Operating Expenses                                             2,461,574           (428,599)         2,032,975
                                                            -------------    ---------------    ---------------

Operating Income (Loss)                                         (488,502)           (76,656)          (565,158)

Other Income (Expense)

        Forgiveness of Debt                                       13,461                                13,461
        Foreign Currency Transaction Loss                            (34)                                  (34)
                                                            -------------    ---------------    ---------------

                  Total Other Income (Expense)                    13,427                  -             13,427
                                                            -------------    ---------------    ---------------

Income (Loss) From Continuing Operations                        (475,075)           (76,656)          (551,731)

Income (Loss) From Discontinued Operations                        67,433                                67,433
                                                            -------------    ---------------    ---------------

Net Income (Loss)                                           $   (407,642)    $      (76,656)    $     (484,298)
                                                            =============    ===============    ===============

 Weighted Average Common Shares Outstanding
Basic                                                         82,657,326        (10,560,000)        72,097,326
Diluted                                                       82,657,326        (10,560,000)        72,097,326
Income (Loss) Per Common Share  (Basic and Diluted)
     Continuing Operations                                  $      (0.01)    $        (0.00)    $        (0.01)
     Discontinued Operations                                        0.00               0.00               0.00
Net Income (Loss) Per Common Share                          $      (0.00)    $        (0.00)    $        (0.01)



               The accompanying notes are an integral part of the
                       consolidated financial statements.

                                   30DC, INC.
                          NOTES TO PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)



        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2013


The 30DC, Inc. ("30DC" or "the Company") pro forma condensed consolidated balance sheet is derived from the unaudited interim balance sheet for December 31, 2013. Pro forma adjustments were made to remove from the balance sheet the amounts which had been included for the Immediate Edge Business which 30DC divested on March 5, 2014. As part of the divestiture the Company redeemed 10,560,000 of its common shares from Raine Ventures, LLC, which received the Immediate Edge Business. A pro forma adjustment was made to remove the 10,560,000 shares from the shareholders' equity section of the balance sheet. No gain or loss was reported for the divestiture; the common shares are being canceled and paid in capital has been adjusted for the net book value of the assets divested in excess of the par value amount of the shares redeemed.

The amount of goodwill carrying value at December 31, 2013 which was attributed to the Immediate Edge business was estimated based upon Accounting Standards Update 350-20-40 and the relative estimated fair market values of Immediate Edge and all other businesses owned by 30DC.

   NOTES TO UNAUDITED PRO FORMA CONDENSED COSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2013

The 30DC, Inc. ("30DC") pro forma condensed consolidated statement of operations for the six months ended December 31, 2013 is derived from the unaudited interim statement of operations for the six months ended December 31, 2013. Adjustments were made to remove from the statement of operations the amounts which had been included for the Immediate Edge Business which 30DC divested on March 5, 2014.

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE TWELVE MONTHS ENDED JUNE 30, 2013


The 30DC, Inc. ("30DC") pro forma condensed consolidated statement of operations for the year ended June 30, 2013 is derived from the audited statement of operations for the year ended June 30, 2013. Adjustments were made to remove from the statement of operations the amounts which had been included for the Immediate Edge Business which 30DC divested on March 5, 2014.